                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)
                                               Not Applicable - Voluntary Filing
                                               ---------------------------------



                            Park National Corporation
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             (Exact name of registrant as specified in its charter)



           Ohio                          1-13006                  31-1179518
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


  50 North Third Street, Newark, Ohio                               43055
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:              740-349-8451
                                                                --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


                          Index to Exhibits at Page 10.
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K is being filed for the purpose of providing an updated summary of the material attributes of the common shares, without par value (the "Common Shares"), of Park National Corporation, an Ohio corporation ("Park"). The following statements with respect to the Common Shares are brief summaries of the provisions of the Articles of Incorporation, as amended (the "Park Articles"), of Park and the Regulations, as amended (the "Park Regulations"), of Park, which are filed as exhibits hereto, and the following statements are qualified in their entirety by reference to the Park Articles and the Park Regulations.

GENERAL

         The Park Articles authorize 20,000,000 Common Shares. As of February 27, 1998, 9,391,648 Common Shares were outstanding. The Common Shares are listed on the American Stock Exchange.

VOTING RIGHTS

         Each Common Share entitles the holder thereof to one vote for the election of directors and for all other matters submitted to the shareholders of Park for their consideration, except that Park shareholders are entitled to exercise cumulative voting in the election of directors if written notice is given by any Park shareholder to the President, a Vice President or the Secretary of Park not less than 48 hours before a meeting held for the purpose of electing directors (if the meeting notice has been given at least ten days prior thereto, and otherwise not less than 24 hours before the meeting) that the shareholder desires that the vote for the election of directors be cumulative. As a result, the holders of less than a majority of the Common Shares could elect some of the directors then standing for election if they cumulate their votes.

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         The Park Regulations provide that all elections of directors will be determined by a plurality of the votes cast. Any other matters submitted to the shareholders of Park for their vote will be decided by the vote of such proportion as is required by law, the Park Articles or the Park Regulations.

         Article EIGHTH of the Park Articles requires an enlarged majority vote of Park's shareholders before Business Combinations (as defined in Article EIGHTH) between Park and a beneficial owner of shares of Park entitling such owner to exercise 20% or more of the voting power of Park (a "Controlling Person") (or his or its Affiliates or Associates as those terms are defined in Article EIGHTH) may be consummated, unless (i) a "Minimum Price Per Share" is paid to those shareholders who do not vote in favor of the transaction and whose propriety interest will be terminated in connection with such transaction and
(ii) a proxy statement satisfying the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is submitted to the shareholders, by the Controlling Person or by Park at the request of the Controlling Person, for the purpose of soliciting shareholder approval of the transaction. If the price criteria and procedural requirements were met, a Business Combination would require only such affirmative vote, if any, as is required by law, the Park Articles or the Park Regulations.

         The enlarged majority vote required if Article EIGHTH is applicable is the greater of (1) four-fifths (4/5) of the outstanding Common Shares entitled to vote on the proposed Business Combination, or (2) that fraction of the outstanding Common Shares having as the numerator a number equal to the sum of
(i) the number of Common Shares Beneficially Owned by Controlling Persons plus
(ii) two-thirds (2/3) of the remaining number of Common Shares outstanding, and as the denominator a number equal to the total number of outstanding Common Shares entitled to vote.

         "Beneficial Ownership" as used in Article EIGHTH of the Park Articles includes without limitation: (i) all shares directly or indirectly owned by a person, by an Affiliate of such person or by an Associate of such person or such Affiliate; (ii) all shares which such person, Affiliate or Associate has the right to acquire through the exercise of any option, warrant or right (whether or not currently exercisable), through the conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement; and
(iii) all shares as to which such person, Affiliate or Associate directly or indirectly through any contract, arrangement, understanding, relationship or otherwise (including without limitation any written or unwritten agreement to act in concert) has or shares voting power (which includes the power to vote or the direct the voting of such shares) or investment power (which includes the power to dispose or to direct the disposition of such shares) or both.

         "Business Combination" as used in Article EIGHTH of the Park Articles means: (i) any merger or consolidation of Park with or into a Controlling Person or an affiliate of a Controlling Person or an Associate of such Controlling Person or Affiliate; (ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any substantial part of the assets of Park, including without limitation any voting securities of a Park subsidiary, or of the assets of a Park subsidiary, to a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate; (iii) any

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merger into Park, or into a Park subsidiary, of a Controlling Person or an
Affiliate of a Controlling Person or an associate of such Controlling Person or Affiliate; (iv) any sale, lease, exchange, transfer or other disposition to Park or a Park subsidiary of all or any part of the assets of a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate but not including any disposition of any assets which, if included with all other dispositions consummated during the same fiscal year of Park by the same Controlling Person, Affiliates thereof and Associates of such Controlling Person or Affiliates, would not result in dispositions during such year by all such Persons of assets having an aggregate fair value (determined at the time of disposition of the respective assets) in excess of 1% of the total consolidated assets of Park (as shown on its certified balance sheet as of the end of the fiscal year preceding the proposed disposition); provided, however, that in no event will any disposition of assets is exempted from shareholder approval by reason of the preceding exclusion if such disposition when included with all of the dispositions consummated during the same and immediately preceding four fiscal years of Park by the same Controlling Person, Affiliates thereof and Associates of such Controlling Person or Affiliates, would result in disposition by all such Persons of assets having an aggregate fair value (determined at the time of disposition of the respective assets) in excess of 2% of the total consolidated assets of Park (as shown on its certified balance sheet as of the end of the fiscal year preceding the proposed disposition); (v) any reclassification of the Common Shares, or any recapitalization involving the Common Shares, consummated within five years after a Controlling Person becomes a Controlling Person; and (vi) any agreement, contract or other arrangement providing for any of the transactions described in the definition of Business Combination.

         "Minimum Price per Share" is defined in Article EIGHTH of the Park Articles as the sum of (a) the higher of either (i) the highest gross per share price paid or agreed to be paid to acquire any Common Shares Beneficially Owned by a Controlling Person within five years of the record date which determines the persons entitled to vote on the Business Combination in question, or (ii) the highest per share closing public market price of the Common Shares during such five-year period plus (b) the aggregate amount, if any, by which 5% for each year after a person becomes a Controlling Person, of the higher price [either (a)(i) or (a)(ii)] exceeds the aggregate of all cash dividends per share declared and paid on the Common Shares during the same period.

NOMINATION PROCEDURE; NUMBER OF DIRECTORS; CLASSIFIED BOARD OF DIRECTORS

         The Park Regulations provide that shareholder nominations for election to the Park Board of Directors must be made in writing and must be delivered or mailed to the President of Park not less than fourteen days nor more than fifty days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one days' notice of the meeting is given to the shareholders, such nomination must be mailed or delivered to the President of Park not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notification must contain the following information to the extent known by the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of Common Shares that will be voted for each proposed nominee; (d) the name and residence

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address of the notifying shareholder; and (e) the number of Common Shares beneficially owned by the notifying shareholders. Nominations which the chairman of the meeting determines are not made in accordance with the Park Regulations will be disregarded.

         Pursuant to the Park Regulations, the number of Park directors may be fixed or determined by resolution of a majority of the full Park Board of Directors or by resolution of the shareholders at any meeting thereof; provided, however, that the number of directors must not be less than five nor more than sixteen.

         The Park Board of Directors is divided into three classes, each containing at least three directors; and the election of each class of directors constitutes a separate election. Directors serve for terms of three years and until their respective successors are duly elected and qualified, or until their earlier resignation, removal from office or death. As a result of the classification of the Park Board, a minimum of two annual meetings of shareholders will be necessary for a majority of the members of the Board to stand for election. Since shareholders will be entitled to cumulative voting upon proper notice by any shareholder, the holders of less than a majority of the Common Shares could elect some of each class of directors then standing for election if they cumulate their votes.

PRE-EMPTIVE RIGHTS

         Holders of Common Shares have pre-emptive rights. Article SIXTH of the Park Articles provides holders of Common Shares with rights to purchase Common Shares in proportion to their respective holdings of Common Shares upon the offering or sale of any Common Shares, except for Common Shares held by Park as treasury shares; Common Shares issued as a share dividend or distribution; Common Shares offered or sold in connection with acquisition transactions with other business entities; Common Shares offered or sold in connection with stock option plans and other employee benefit, compensation or incentive plans approved by a three-fourths vote of the shareholders of Park; and Common Shares released from pre-emptive rights by a two-thirds vote of the holders of Common Shares.

REPURCHASES

         Park has the right to repurchase, if and when any shareholder desires to sell, or on the happening of any event is required to sell, Common Shares previously issued; provided, however, that Park may not repurchase Common Shares if immediately thereafter its assets would be less than its liabilities plus its stated capital, if any, or if Park is insolvent or would be rendered insolvent by such a purchase.

DIVIDEND RIGHTS

         Holders of outstanding Common Shares are entitled to receive dividends when and if declared by the Board of Directors of Park from funds legally available therefor. An Ohio corporation, such as Park, may pay dividends out of surplus, however created, but must notify its shareholders if a dividend is paid out of capital surplus.

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         The ability of Park to obtain funds for the payment of dividends and for other cash requirements is largely dependent on the amount of dividends which may be declared by its subsidiary banks and other subsidiaries. However, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") expects Park to serve as a source of strength to its subsidiary banks which may require it to retain capital for further investment in the subsidiaries, rather than use such funds for dividends for Park's shareholders. Park's banking subsidiaries may not pay dividends to Park if, after paying such dividends, they would fail to meet the required minimum levels under the risk-based capital guidelines and the minimum leverage ratio requirements. Park's banking subsidiaries must have the approval of their respective regulatory authorities if a dividend in any year would cause the total dividends for that year to exceed the sum of the current year's net profits and the retained net profits for the preceding two years, less required transfers to surplus. Payment of dividends by the banking subsidiaries may be restricted at any time at the discretion of the regulatory authorities, if they deem such dividends to constitute an unsafe and/or unsound banking practice or if necessary to maintain adequate capital for the bank. These provisions could have the effect of limiting Park's ability to pay dividends on outstanding Common Shares.

LIQUIDATION RIGHTS

         In the event of liquidation, after payment in full of all amounts required to be paid to creditors or provision for such payment, each holder of Common Shares is entitled to share ratably, according to the number of Common Shares held by him, in all remaining assets of Park legally available for distribution to its shareholders.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) None required.

         (b) None required.

         (c) Exhibits.

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
EXHIBIT NUMBER          DESCRIPTION                                        PAGE NUMBER
--------------          -----------                                        -----------
   3(a)(1)              Articles of Incorporation of Park National         Incorporated herein by reference to
                        Corporation ("Registrant") as filed with the       Registrant's Form 8-B, filed May 20,
                        Ohio Secretary of State on March 24, 1992          1992 (File No. 0-18772) ("Registrant's
                                                                           Form 8-B") [Exhibit 3(a)]

   3(a)(2)              Certificate of Amendment to the Articles of        Incorporated herein by reference to
                        Incorporation of Park National Corporation         Registrant's Annual Report on
                        as filed with the Ohio Secretary of State on       Form 10-K for the fiscal year ended
                        May 6, 1993                                        December 31, 1993 (File No. 0-18772)
                                                                           [Exhibit 3(b)]

   3(a)(3)              Certificate of Amendment to the Articles of        Incorporated herein by reference to
                        Incorporation of Park National Corporation         Registrant's Quarterly Report on
                        as filed with the Ohio Secretary of State on       Form 10-Q for the fiscal quarter
                        April 6, 1996                                      ended March 31, 1996 (File No.
                                                                           1-13006) [Exhibit 3(a)]

   3(a)(4)              Certificate of Amendment by Shareholders to        Incorporated herein by reference to
                        the Articles of Incorporation of Park              Registrant's Quarterly Report on
                        National Corporation as filed with the             Form 10-Q for the fiscal quarter
                        Ohio Secretary of State on April 22, 1997          ended June 30, 1997 (File No.
                                                                           1-13006) ("Registrant's June 1997
                                                                           Form 10-Q") [Exhibit 3(a)(1)]

   3(a)(5)              Articles of Incorporation of Park National         Incorporated herein by reference to
                        Corporation (reflecting amendments through         Registrant's June 1997 Form 10-Q
                        April 22, 1997) (For SEC reporting                 [Exhibit 3(a)(2)]
                        compliance purposes only -- not filed with
                        Ohio Secretary of State)

   3(b)(1)              Regulations of Registrant                          Incorporated herein by reference to
                                                                           Registrant's Form 8-B [Exhibit 3(b)]

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
EXHIBIT NUMBER          DESCRIPTION                                        PAGE NUMBER
--------------          -----------                                        -----------
   3(b)(2)              Certified Resolution regarding adoption of         Incorporated herein by reference to
                        amendment to Subsection 2.02(A) of the             Registrant's June 1997 Form 10-Q
                        Regulations of Park National Corporation by        [Exhibit 3(b)(1)]
                        Shareholders on April 21, 1997

   3(b)(3)              Regulations of Park National Corporation           Incorporated herein by reference to
                        (reflecting amendments through April 21, 1997)     Registrant's June 1997 Form 10-Q
                        (For SEC reporting compliance purposes             [Exhibit 3(b)(2)]
                        only)


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PARK NATIONAL CORPORATION


Date:  April 17, 1998          By: /s/ William T. McConnell
                                  -------------------------
                                    William T. McConnell, Chairman of the Board

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                            PARK NATIONAL CORPORATION
                CURRENT REPORT ON FORM 8-K, DATED APRIL 17, 1998
                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT NUMBER          DESCRIPTION                                        PAGE NUMBER
--------------          -----------                                        -----------
   3(a)(1)              Articles of Incorporation of Park National         Incorporated herein by reference to
                        Corporation ("Registrant") as filed with the       Registrant's Form 8-B, filed May 20,
                        Ohio Secretary of State on March 24, 1992          1992 (File No. 0-18772) ("Registrant's
                                                                           Form 8-B") [Exhibit 3(a)]

   3(a)(2)              Certificate of Amendment to the Articles of        Incorporated herein by reference to
                        Incorporation of Park National Corporation         Registrant's Annual Report on
                        as filed with the Ohio Secretary of State on       Form 10-K for the fiscal year ended
                        May 6, 1993                                        December 31, 1993 (File No. 0-18772)
                                                                           [Exhibit 3(b)]

   3(a)(3)              Certificate of Amendment to the Articles of        Incorporated herein by reference to
                        Incorporation of Park National Corporation         Registrant's Quarterly Report on
                        as filed with the Ohio Secretary of State on       Form 10-Q for the fiscal quarter
                        April 6, 1996                                      ended March 31, 1996 (File No.
                                                                           1-13006) [Exhibit 3(a)]

   3(a)(4)              Certificate of Amendment by Shareholders to        Incorporated herein by reference to
                        the Articles of Incorporation of Park              Registrant's Quarterly Report on
                        National Corporation as filed with the             Form 10-Q for the fiscal quarter
                        Ohio Secretary of State on April 22, 1997          ended June 30, 1997 (File No.
                                                                           1-13006) ("Registrant's June 1997
                                                                           Form 10-Q") [Exhibit 3(a)(1)]

   3(a)(5)              Articles of Incorporation of Park National         Incorporated herein by reference to
                        Corporation (reflecting amendments through         Registrant's June 1997 Form 10-Q
                        April 22, 1997) (For SEC reporting                 [Exhibit 3(a)(2)]
                        compliance purposes only -- not filed with
                        Ohio Secretary of State)

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
EXHIBIT NUMBER          DESCRIPTION                                        PAGE NUMBER
--------------          -----------                                        -----------
   3(b)(1)              Regulations of Registrant                          Incorporated herein by reference to
                                                                           Registrant's Form 8-B [Exhibit 3(b)]

   3(b)(2)              Certified Resolution regarding adoption of         Incorporated herein by reference to
                        amendment to Subsection 2.02(A) of the             Registrant's June 1997 Form 10-Q
                        Regulations of Park National Corporation by        [Exhibit 3(b)(1)]
                        Shareholders on April 21, 1997

   3(b)(3)              Regulations of Park National Corporation           Incorporated herein by reference to
                        (reflecting amendments through April 21, 1997)     Registrant's June 1997 Form 10-Q
                        (For SEC reporting compliance purposes             [Exhibit 3(b)(2)]
                        only)

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